UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2015

CU BANCORP

(Exact name of registrant as specified in its charter)

California	001-35683	90-0779788
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

818 W. 7th Street, Suite 220 Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 430-7000

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 3, 2015, individual Rule 10b5-1 trading plans for the exercise of stock options which will expire in April of 2016 were established by each of the following executive officers of CU Bancorp (the “Company”):

David I. Rainer, Chairman & Chief Executive Officer

Anne A. Williams, Executive Vice President, Chief Operating Officer & Chief Credit Officer

Anita Y. Wolman, Executive Vice President, General Counsel & Corporate Secretary

On September 4, 2015, an individual Rule 10b5-1 trading plan for the exercise of stock options which will expire in June of 2016 was established by the following executive officer of the Company:

K. Brian Horton, Director and President

On the same date, an individual Rule 10b5-1 trading plan for the exercise of stock options which will expire in June of 2016 was established by the following Director of the Company:

David Holman, Lead Director

The maximum number of shares that may be sold under all of the plans is 182,674. No holdings of CU Bancorp securities by the executive officers and directors other than the expiring stock options are included in the plans. The trading plans are being established to cover the cost of exercising the stock options and related tax liabilities, as well as to support the personal financial planning strategies of the executives. The shares acquired upon exercise will be sold contemporaneously with the exercise. Trading under Messrs. Rainer’s and Mses. Williams’ and Wolman’s 10b5-1 plans will commence no sooner than October 3, 2015 and will end on the earlier of April 25, 2016 or the date on which the shares in the plans are sold, subject to earlier termination and suspension. Trading under Messrs. Horton’s and Holman’s 10b5-1 plans will commence no sooner than October 4, 2015 and will end on the earlier of June 20, 2016 or the date on which the shares in the plans are sold, subject to earlier termination and suspension.

The transactions under the plans will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. Other insiders of the Company may establish stock trading plans under Rule 10b5-1 in the future. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 plans of the Company’s officers or directors, nor to report modifications or terminations of such plans.

Rule 10b5-1 allows insiders to adopt written plans for trading securities in a non-discriminatory, pre-scheduled manner in order to avoid concerns about initiating stock transactions when the insider may be aware of non-public information. Such plans also allow insiders to diversify their holdings and to minimize the market effect of stock sales by spreading them out over time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 8, 2015	CU BANCORP

/s/ Anita Wolman
Anita Wolman
Executive Vice President, General Counsel & Corporate Secretary